                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K/A (Amendment No. 1) of Waxman Industries, Inc. (the "Company") for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

- the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2003
                     /s/  Melvin Waxman
                     -----------------------------------------------------
                     Melvin Waxman
                     Chairman of the Board and Co-Chief Executive Officer


                     /s/  Armond Waxman
                     -----------------------------------------------------
                     Armond Waxman
                     President, Co-Chief Executive Officer and Treasurer

                     /s/  Mark W. Wester
                     -----------------------------------------------------
                     Mark W. Wester
                     Senior Vice President and Chief Financial Officer